                                  Exhibit 10.1

                          NOTICE TO PROSPECTIVE TENANTS

THE ATTACHED DOCUMENT IS A DRAFT LEASE. PLEASE KEEP IN MIND THAT THE SUBMISSION OF THE DOCUMENT IS FOR EXAMINATION AND REVIEW AND SHOULD NOT BE CONSIDERED AS A BINDING OFFER TO LEASE SPACE OR CONSTITUTE A MEETING OF THE MINDS WITH RESPECT TO THE CONTENTS. THE DOCUMENT WILL NOT HAVE A BINDING EFFECT ON THE PARTIES UNLESS AND UNTIL EXECUTED AND DELIVERED BY BOTH LANDLORD AND TENANT.
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                                      LEASE

                                     Between

                   AFFINITY INTERNATIONAL TRAVEL SYSTEMS, INC.
                                   ("TENANT")

                                       and

                          CITY CENTER ASSOCIATES, LTD.
                                  ("LANDLORD")

                               DATE: May 27, 1999

                                      LEASE

      THIS LEASE AGREEMENT ("Lease") is made this 27th day of May, 1999 between "Landlord" and "Tenant," as hereafter defined.

                                   WITNESSETH:

      WHEREAS, Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, certain commercial office space set forth herein.

      NOW, THEREFORE, for and in consideration of the rents and all other charges and payments hereunder and of the covenants, agreements, terms, provisions and conditions, Landlord and Tenant hereby agree as follows:

1. DEFINITIONS. For purposes of this Lease, the following terms shall have the meanings set forth in this section, unless the context clearly requires otherwise:

      (a)   "Landlord": CITY CENTER ASSOCIATES, LTD.

            Address:    100 2nd Avenue South, Suite 201S
                        St. Petersburg, Florida 33701

      (b)   "Tenant":   AFFINITY INTERNATIONAL TRAVEL SYSTEMS, INC., a Nevada
                        Corporation

            Address:    100 2nd Avenue South, Suite 1100
                        St. Petersburg, Florida 33701

      (c) "Premises": Suite No. 1100 consisting of approximately 10,815 square feet of net rentable area, which the parties agree are contained in the Premises, as outlined in red on the attached Exhibit "A", expressly made a part hereof. The Premises are located on the 11th floor of the south tower of the structure, hereinafter called the "Building" located at 100 2nd Avenue South, St. Petersburg, Florida.

      (d)   "Use of Premises": General office use and related uses only.

      (e)   "Commencement Date": June 1, 1999.

      (f)   "Term": Sixty (60) months commencing on the Commencement Date, ending on May 31, 2004.
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      (g)   "Rent": Rent shall be the amounts set forth in, and shall be paid in accordance with, Section 3 of this Lease. Rent and all other sums payable by Tenant to Landlord under this Lease, plus any applicable tax, shall be paid to Landlord, without demand, deduction or offset, at its management office presently located at 100 Second Avenue South, Suite 201S, St. Petersburg, Florida 33701, or at such other place as Landlord may hereafter specify in writing.

      (h)   "Security Deposit": N/A

      (i) "Operating Expense Base": $6.50 per rentable square foot of Premises per annum.

      (j) "Proportionate Share": Rentable areas in the Premises (10,815 square feet) divided by the rentable area in the Building (238,388 square feet) which equals 4.54 percent. If the size of the Premises is for any reason adjusted, Tenant's Proportionate Share shall be likewise adjusted accordingly.

2. PREMISES AND TERM. Landlord, in consideration of the Rent hereinafter reserved to be paid and of the covenants, conditions and agreements to be kept and performed by Tenant, hereby leases, lets and demises to Tenant, and Tenant hereby leases and hires from Landlord, that certain space called the Premises as described above in Section 1(c).

      (a) Tenant's obligation to perform this Lease shall be conditioned upon Landlord obtaining possession of the Premises from the tenant under the lease agreement to which the Premises is currently subject. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the Commencement Date described above, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but, in that event, there still shall be an abatement of Rent covering the period between the Commencement Date and the time when Landlord can deliver possession, the date when Landlord can deliver possession being deemed to be the "Commencement Date". The ending date of this Lease shall be extended for not less than an identical period of time that transpired between the anticipated Commencement Date and the actual Commencement Date, it being the parties intent that this Lease have not less than a complete Term as described and contemplated in Section 1(f) above. To this end, if the actual Commencement Date is a day other than the first day of a particular month, the Term of this Lease shall not expire until the last day of the last month of the proposed Term as described in Section 1(f). If the Commencement Date is other than the anticipated Commencement Date, the parties representatives shall execute a letter amendment to this Lease (which they are hereby authorized to do) whereby the Commencement Date and expiration date of this Lease will be specified. By occupying the Premises, Tenant shall be conclusively deemed to have accepted the Premises as complying fully with Landlord's covenants and obligations.

3. RENT.

      (a)   Rent for the Term of this Lease shall be in the following amounts:

                  YEAR 1:     6/1/99 through 12/31/99
                              Rate - $15.70 per rentable square foot
                              Total Base Rent for Period - $99,047.38
                              Months 1 through 7 - $14,149.63 per month

                              1/1/00 through 5/31/00
                              Rate - $16.00 per rentable square foot
                              Total Base Rent for Period - $72,100.00
                              Months 8 through 12 - $14,420.00 per month

                  YEAR 2: Rate - $16.50 per rentable square foot Total Base Rent for Year 2 - $178,447.50 Months 13 through 24 - $14,870.63 per month

                  YEAR 3: Rate - $17.00 per rentable square foot Total Base Rent for Year 3 - $183,855.00 Months 25 through 36 - $15,321.25 per month

                  YEAR 4: Rate - $17.75 per rentable square foot Total Base Rent for Year 4 - $191,966.25 Months 37 through 48 - $15,997.19 per month

                  YEAR 5: Rate - $18.50 per rentable square foot Total Base Rent for Year 5 - $200,007.50 Months 49 through 60 - $16,673.13 per month

      (b) Tenant covenants and agrees to pay, without demand, deduction, or offset, Rent, as described above, and Additional Rent, as described below, plus all applicable sales tax, to Landlord, at its management office at the address shown in Section 1(a), or at such other address as Landlord shall designate in writing from time to time, on or before the first (1st) day of the first (1st) full calendar month of the Term hereof and on or before the first (1st) day of each and every successive calendar month thereafter during the full Term of this Lease, subject to the adjustments as provided hereinafter along with any applicable tax, at the then current rate. In the event the Commencement Date occurs on a day other than the first (1st) day of a calendar month, the first Rent payment shall be in the amount of the Rent for one (1) full calendar month plus the prorated Rent for the calendar month in which the Term of this Lease commences, such payment to be due on the Commencement Date.

      (c) Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the Rent herein reserved, whether or not such sum is herein described as "Additional Rent" or a provision is made for the collection of said sum as "Additional Rent," said sum shall nevertheless, at Landlord's option, if not paid when due, be deemed Additional Rent, and shall be collectible as such with the first installment of Rent thereafter falling due hereunder. In the event any installment or increment of Rent or Additional Rent payable under this Lease shall not be paid within three (3) business days after the date due, a "late charge" of five percent (5%) of the amount overdue may be charged (as Additional
            Rent) by Landlord for the purpose of defraying the expense incident to handling such overdue payment and for the purpose of compensating Landlord for its attendant loss of cash flow.

4. INTENTIONALLY LEFT BLANK.

5. OPERATING EXPENSE ADJUSTMENTS.

      (a) The parties each acknowledge that the Rent specified in Section 3 of this Lease does not provide for increases in Operating Expenses, Real Estate Taxes, and Utility Costs which may hereafter affect the Premises or the Building; accordingly, during the Term of this Lease, and any renewals thereof, Tenant shall pay to Landlord, in the form of Additional Rent (plus any applicable tax), its Proportionate Share of increased expenses over the Operating Expense Base.

      (b) to implement and effect the foregoing obligation of Tenant to pay its Proportionate Share of the expenses, taxes and costs referenced in this Section 5, the parties agree that Tenant shall pay Landlord on or before the first day of each calendar month one-twelfth (1/12) of the amount of Tenant's estimated annualized liability for such expenses, taxes and costs for the coming calendar year. Any amount paid by Tenant which exceeds the correct amount due shall be credited to the next succeeding payment due under this Section 5. If Tenant has paid less than the correct amount due, Tenant shall pay the balance within ten (10) days of receipt of notice from Landlord. If the Term of this Lease shall begin or end other than on the first day or last day of a calendar year, the foregoing expenses, taxes and costs shall be billed and adjusted on the basis of such fraction of a calendar year. Tenant's obligation to pay the adjustments described in this
            Section 5 shall survive the expiration of this Lease. Tenant shall have thirty (30) days following the submission to it by Landlord of each applicable adjustment calculation to object to each such calculation. Should Tenant fail duly and timely to review such calculation, which objection, to be effective, must be in writing and must state the particulars of such objection, then, the parties understand and agree, Landlord's calculation shall be conclusively deemed to be correct.

      (c) The term "Real Estate Taxes" shall mean the annual taxes and any special assessments or other charges levied against the real property of which the Premises are a part by any authority having the direct power so to tax, including any city, county, state or Federal government, or any school, agricultural, transportation or environmental control agency, lighting, drainage, or other improvement district thereof, and shall include the expense of contesting the amount or validity of any such taxes, charges or assessments. The term "Operating Expenses" shall include the annual expenses of Landlord for the operation, maintenance and repair of the Premises and Building which are reasonable or customary for the operation of this type of Premises and Building and shall include, but not be limited to, management salaries, consultants' fees, maintenance and janitorial expense, administrative salaries, costs and fees, insurance, security and landscaping. The term "Utility Costs" shall include Landlord's annual expenses for the operation and maintenance of the Building and the Premises with respect to utility charges for furnishing heat, air-conditioning, electricity, water, sewerage, gas, garbage removal, etc.

6. USE OF PREMISES. The Premises shall be used by Tenant as described above in
Section 1(d), and for no other purpose without the prior written discretionary consent of Landlord. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by any standard form of fire insurance policy or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose (as determined by Landlord); nor shall Tenant cause, maintain, or permit any nuisance (as determined by Landlord or by law) in or about the Premises or commit or suffer to be committed any waste in, on, or about the Premises. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, statutes, ordinances, directions, regulations and requirements of all federal, state, county and municipal authorities pertaining to Tenant's use of the Premises and with the recorded covenants, conditions and restrictions pertaining thereto, regardless of when they become effective or applicable, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, hazardous materials, waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and the Americans with Disabilities Act of 1990 and Florida Americans With Disabilities Accessibility Implementation Act, as both may be amended from time to time (collectively "ADA") and with any direction of any public officer or officials which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises.

7. ASSIGNMENT AND SUBLETTING.

      (a) Tenant shall not assign the right of occupancy under this Lease, or any other interest therein, or sublet the Premises, or any portion thereof, without the prior written consent of Landlord, which consent shall not unreasonably be withheld. If the proposed sublessee or assignee is an existing tenant in the Building, Landlord shall not be required to consent to the proposed sublease or assignment if there is existing space in the Building not then subject to a lease, and Landlord's withholding of consent on that basis shall not be considered unreasonable. When Tenant requests Landlord's consent to such assignment or sublease, Tenant shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide financial information including financial statements of the proposed assignee and subtenant. Tenant shall also provide Landlord with a copy of the proposed sublease or assignment agreement. Tenant absolutely shall have no right of assignment or subletting if Tenant is or has ever been in default of this Lease. Should Landlord elect to grant its written consent to any proposed assignment or sublease (whether by Tenant or by others claiming by or through Tenant), Tenant or such others agree to pay Landlord an administrative fee for each transaction in a reasonable amount (but not less than $250.00), plus reasonable attorneys' and paralegals' fees to process and approve such assignment or sublease, and Landlord may prescribe the substance and form of such assignment or sublease.

      (b) Notwithstanding any assignment of the Lease, or the subletting of the Premises, or any portion thereof, Tenant shall continue to be liable for the performance of the terms, conditions and covenants of this Lease, including, but not limited to, the payment of Rent and Additional Rent. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments' or sublettings. Landlord shall have the additional option, which shall be exercised by providing Tenant with written notice, of terminating Tenant's rights and obligations under this Lease rather than permitting any assignment or subletting by Tenant.

      (c) Should Landlord permit any assignment or subletting by Tenant and should the monies received as a result of such assignment or subletting (when compared to the monies still payable by Tenant to Landlord) be greater than would have been received hereunder had not Landlord permitted such assignment or subletting, then the excess shall be payable by Tenant to Landlord, it being the parties' intention that Landlord, and not Tenant, in consideration for Landlord's permitting such assignment or subletting, shall be the party to receive any profit from any such assignment or subletting. If there are one or more assignments or sublettings by Tenant to which Landlord consents, then any and all renewal options to be exercised subsequent to the date of such assignment or subletting and any options to lease additional space in the Building to be exercised subsequent to the date of such assignment or subletting are absolutely waived and terminated at Landlord's sole discretion. In the event of transfer and assignment by Landlord of its interest in this Lease and/or sale of the Building containing the Premises, either of which it may do at its sole option, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations. The provisions of Section 37 hereafter dealing with "Notices" shall be amended to provide the correct names and addresses of the assignee or sublessee. If Tenant is a corporation whose stock is not regularly traded on a bona fide public exchange, and if any transfer, sale, pledge or other disposition of the common stock shall occur which changes the power to vote the majority of the outstanding capital stock of the company, such action shall be considered an assignment under the terms of this Lease. Any breach of this Section 7 by Tenant will constitute a default under the terms of this Lease, per Section 20 hereof.

8. ACCESS TO PREMISES. Landlord or its authorized agent or agents shall have the right to enter upon the Premises at all reasonable times for the purposes of inspecting the same, preventing waste, making such repairs as Landlord may consider and showing the Premises to prospective tenants, mortgagees and/or purchasers. If during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises without elimination or abatement of Rent or incurring liability to Tenant for any compensation or offsets in Rent and charges owed and such acts shall have no effect upon this Lease.

9. LANDLORD'S SERVICES.

      (a) Landlord shall, at its expense, furnish the Premises with (i) electricity subject to Section 10 of this Lease (ii) heat and air-conditioning during reasonable and usual business hours (defined to be 8:00 a.m. until 6:00 p.m. Monday through Friday, and 8:00 a.m. until 12:00 noon Saturday), except on Federal holidays, reasonably required for the occupation of the Premises, such heat and air conditioning to be provided by utilizing the existing systems in the Building, it being expressly understood and agreed by the parties that Landlord specifically shall not be liable for any losses or damages of any nature whatsoever incurred by Tenant due to any failure of the equipment to function properly, or while it is being repaired, or due to any governmental laws, regulations or restrictions pertaining to the furnishing or use of such heat and air conditioning; (iii) elevator service; (iv) lighting replacement for Building Standard lights; (v) toilet room supplies; (vi) daily janitor service during the time and in the manner that such janitor service is customarily furnished in first class office buildings in the metropolitan area where the Building is located; (vii) water; and (viii) sewerage. The foregoing services are designated "Building Standard."

      (b) Tenant agrees that Landlord is only responsible for Building Standard maintenance and Building Standard services. If other, more complete or special services and maintenance (over Building Standard) are required, then Tenant solely shall be and is responsible for same and for any expenses and costs of any nature whatsoever associated with same. To this end, Tenant is and shall be solely responsible for any expenses and costs of any nature whatsoever associated with, among other things, maintaining upgraded tenant improvements in the Premises, replacing non-Building Standard lighting fixtures and bulbs in the Premises, servicing, operating and maintaining any separate and non-Building Standard HVAC systems and facilities serving the Premises, etc.

      (c) Landlord shall not be liable for any damages directly or indirectly resulting from, nor shall any Rent herein set forth be reduced or abated by reason of (1)


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            installation, use, or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or
            (2) failure to furnish, or delay in furnishing, any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building or because of any governmental laws, regulations or restrictions. The temporary failure to furnish any such services shall not be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any and all of the provisions of this Lease.

      (d) Landlord shall provide Tenant HVAC services to the Premises outside reasonable and normal building hours at the request of Tenant, and shall pay Landlord, as Additional Rent, a fee in the amount of $25.00 per hour or part thereof for the time such services are provided.

10. ELECTRICAL OVERLOAD; STRUCTURAL OVERLOAD.

      (a) Tenant's use of electrical services furnished by Landlord shall be subject to the following:

                  (1) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant's equipment shall not have an electrical design load greater than an average of 3 watts per square foot (including overhead lighting).

                  (2) Tenant's overhead lighting shall not have a design load greater than an average of 2 watts per square foot.

                  (3) If Tenant's consumption of electrical services exceeds either the rated capacities and/or design loads as per subsections (1) and (2) above, then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from Landlord. Or upon receiving Landlord's prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following:

                        a. Tenant shall pay for all costs of installation and maintenance of submeter, wiring, air conditioning and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's excess design loads and capacities.

                        b. Tenant shall pay to Landlord, upon demand, the cost of the excess demand and consumption of electrical service at rates determined by Landlord which shall be in accordance with any applicable laws.

                        c. Landlord may, at its option, upon not less than thirty (30) days' prior written notice to Tenant, discontinue the availability of such extraordinary utility service. If Landlord gives any such notice, Tenant will contract directly with the public utility for the supplying of such utility service to the Premises.

      (b) Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which may be allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy equipment and similar items and any reinforcement deemed by Landlord to be required under the circumstances, such reinforcement to be at Tenant's pre-paid expense.

11. PARKING AREAS. Landlord shall keep and maintain in good condition any parking areas that may be provided. Landlord reserves the right to control the method, manner and time of parking in parking spaces. During the Term of this Lease, Landlord shall make available for Tenant's use eleven (11) assigned parking spaces in the Garage adjacent to the Building. Tenant shall pay Landlord, as Additional Rent, in advance on or before the first day of each calendar month, the building standard monthly charge, as determined by Landlord from time to time, for each parking space. Subject to availability, as determined by Landlord in its sole discretion, Landlord may make additional parking spaces in the Garage available for Tenant's use on a month-to-month basis in addition to the eleven assigned spaces described above. Landlord may terminate Tenant's use of any month-to-month parking space so provided at the end of any calendar month by giving Tenant written notice of such termination no later than the fifteenth day of that calendar month. Tenant shall pay Landlord, as Additional Rent, in advance on or before the first day of each calendar month for which any month-to-month parking space use is provided, the building standard monthly charge, as determined by Landlord in its sole discretion, for each parking space so provided for that calendar month. Tenant acknowledges that use of assigned parking spaces can only be guaranteed during normal business hours, and that the Garage is available for public parking outside normal business hours.


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

12. LEASEHOLD IMPROVEMENTS.

      (a) The Premises are rented "as is", without any additional services or improvements to be rendered by Landlord other than those services described in Section 9 and such other services or improvements as are described in Exhibit "B" attached hereto and expressly made a part hereof. If Landlord is to additionally alter, remodel, improve, or do any physical act or thing to the Premises other than the work described in Exhibit "C", same shall be at the sole expense of Tenant and shall be effected only by an "Extra Work Agreement" signed by the parties, the monies due Landlord from Tenant for which shall be deemed "Additional Rent" hereunder. In the absence of an "Extra Work Agreement" signed by the parties, Landlord is under no obligation to make any such alteration, remodeling or improvement or do any physical act or thing to the Premises.

      (b) Any and all extraordinary expenses and costs of any nature whatsoever attributable to the installation, maintenance and/or removal of telephone equipment, computer equipment and the like shall be borne solely by Tenant and may be deemed by Landlord to be "Additional Rent" hereunder.

13. REPAIRS AND MAINTENANCE. Landlord will, at its own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage to the Building corridors, lobby, structural members of the Building, and equipment used to provide the Building Standard services referred to in Section 9, unless any such damage is caused by acts or omissions of Tenant, its agents, customers, employees, principals, contractors, consultants, assigns, subtenants or invitees, in which event Tenant will bear the cost of such repairs. Tenant will not injure the Premises or the Building but will maintain the Premises in a clean, attractive condition and in good repair, except as to damage to be repaired by Landlord as provided above. Upon termination of this Lease, Tenant will surrender and deliver the Premises to Landlord in the same condition in which they existed at the commencement of this Lease, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant. This Section 13 shall not apply in the case of damage or destruction by fire or other casualty which is covered by insurance maintained by Landlord on the Building (as to which Section 16 hereof shall apply) or damage resulting from an Eminent Domain taking (as to which Section 18 hereof shall apply).

14. ALTERATIONS AND IMPROVEMENTS. Tenant shall make no alterations, additions or improvements to the Premises without the prior written approval of Landlord, unless in each instance and for each such alteration, addition or improvement Landlord or a contractor approved by Landlord is hired to do such alterations, additions or improvements. Such approval shall not be unreasonably withheld in the case of alterations, additions or improvements to the interior of the Premises if such alterations, additions, or improvements are normal for the use described in Section 1(d) of this Lease, do not adversely affect the utility of the Premises for future tenants, do not alter the exterior of the Building, and are accompanied by prepayment or bond provisions or waivers by the contractor in form satisfactory to Landlord sufficient to protect the Building from claims of lien of any sort; otherwise, such approval may be withheld for any reason whatsoever. Furthermore, such alterations, additions or improvements absolutely shall not affect the plumbing, electrical and HVAC systems in the Premises or the Building and shall not be of a structural nature. Tenant shall conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere with the operation of the Building and shall, prior to the commencement of the work, submit to Landlord copies of all necessary permits. Landlord reserves the right to have final approval of the contractors hired by Tenant. All such contractors hired by Tenant shall be, at levels and coverages prescribed by Landlord, bonded and insured, and Landlord may require evidence of same, which Tenant agrees to secure and provide Landlord prior to the commencement of any work by such contractors. All alterations, additions or improvements, whether temporary or permanent in character, made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property and at the end of the Term hereof shall remain in or upon the Premises without compensation to Tenant. If, however, Landlord shall request in writing, Tenant will, prior to expiration or earlier termination of this Lease, remove any and all alterations, additions and improvements placed or installed by Tenant in the Premises, and will repair any damage caused by such removal. All of Tenant's furniture, movable trade fixtures and equipment not attached to the Building may be removed by Tenant at the termination of this Lease, if Tenant so elects, and shall be so removed, if required by Landlord, and, if not so removed, shall, at the option of Landlord, become the property of Landlord. To the extent Tenant makes any alterations, additions or improvements and/or to the extent Landlord on behalf of Tenant under "Extra Work Agreement" makes such alterations, additions or improvements, and as a result thereof it can be determined that such alterations, additions or improvements caused an increase in real estate taxes or insurance premiums, then Tenant shall be responsible for reimbursing Landlord for such increases as Landlord may pay. Tenant shall keep the Premises and Building free from any liens arising from any work performed in accordance with this Lease. Any such alterations, additions or improvements conducted by Tenant shall be in accordance with all federal, state and local laws, rules and regulations, including, without limitation, the ADA.

15. INDEMNITY. Landlord shall not be liable for, and Tenant will indemnify and save Landlord harmless of and from, all fines, suits, damages, claims, demands, losses and actions (including reasonable attorneys' fees and paralegals' fees (whether incurred in court, out of court, on appeal or in bankruptcy or administrative proceedings) for any injury to person or damage to or loss of property on or about the Premises and Building caused by the negligence or misconduct or breach of this Lease by Tenant, its employees, agents, principals, contractors, consultants, assigns, subtenants, invitees or by any other person entering the Premises or the Building under express or implied invitation of Tenant, or arising out of Tenant's use of the

Premises, unless such injury or damage was caused solely by Landlord's gross negligence. Landlord shall not be liable or responsible for any loss or damage to any property or the death or injury to any person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of a governmental body of authority, by other tenants of the Building or by any other matter beyond the absolute control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatsoever except Landlord's negligence or intentional act. It is specifically understood and agreed that there shall be no personal liability on Landlord with respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of Tenant's remedies. Separate from and in addition to any consideration for the execution of this Lease, Landlord has paid to Tenant the sum of $50.00 as consideration for Tenant's indemnification under this Lease.

16. DAMAGE BY FIRE OR THE ELEMENTS.

      (a) In the event that the Building should be totally destroyed by fire, tornado or other casualty, or in the event the Premises or Building should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, either Landlord or Tenant may, at its option, by written notice to the other given not more than thirty (30) days after the date of such fire or other casualty, terminate this Lease. In such event, the Rent shall be abated during the unexpired portion of this Lease effective with the date of such fire or other casualty.

      (b) In the event the Building or the Premises should be damaged by fire, tornado, or other casualty covered by Landlord's insurance but only to such extent that rebuilding or repairs can be completed within one hundred eighty (180) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this Lease, then Landlord shall, within thirty
            (30) days after the date of such damage or such election, commence to rebuild or repair the Building and/or the Premises and shall proceed with reasonable diligence to restore the Building and/or the Premises to substantially the same condition in which it/they was/were immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building or Premises. Landlord shall, unless such damage is the result of the negligence or willful misconduct of Tenant or Tenant's employees, agents, principals, contractors, consultants, assigns, subtenants or invitees, allow Tenant a fair diminution of Rent during the time of such rebuilding or repairs. In the event any mortgagee, or the holder of any deed of trust, security agreement or mortgage on the Building, requires that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

17. BUILDING RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the Rules and Regulations printed on or annexed to this Lease and all reasonable modifications of and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the nonperformance of any said Rules and Regulations by any other tenant or occupant of the Building. Tenant shall and does hereby have an affirmative obligation (to include indemnification of Landlord, per Section 15 hereof) to notify its agents, employees, principals, assigns, subtenants and invitees of the contents of such Rules and Regulations and of this Lease and to assure their compliance therewith.

18. EMINENT DOMAIN. If the whole or a portion of the Building shall be taken for any public or quasi-public use under any statute or by right of Eminent Domain or private purchase in lieu thereof, then at Landlord's option, but not otherwise, the term hereby demised and all rights of Tenant hereunder shall immediately cease and terminate and the Rent shall be adjusted as of the date of such termination. Tenant shall be entitled to no part of the award made for such condemnation (or other taking) or the purchase price thereof. Nevertheless, anything to the contrary notwithstanding, likewise at Landlord's option, but not otherwise, if the Premises are unaffected by such condemnation (or other taking), then this Lease and each and every one of its provisions shall continue in full force and effect.

19. SIGNS AND ADVERTISING. Without the prior written approval of Landlord, which may be withheld at Landlord's discretion, Tenant shall not permit the painting or display of any signs, placard, lettering, or advertising material of any kind on or near the exterior of the Premises or the Building. Notwithstanding the foregoing, Tenant may, with Landlord's prior approval, display Tenant's name on or near the entrance to the Premises, in a manner prescribed by Landlord.

20. TENANT'S DEFAULT.

      (a) Landlord, at its election, may exercise any one or more of the options referred to below upon the happening, or at any time after the happening, of any one or more of the following events, to wit:

                  (1) Tenant's failure to pay the Rent, Additional Rent, or any other sums payable hereunder for a period of three
                        (3) days after written notice by Landlord;

                  (2) Tenant's failure to observe, keep or perform any of the other terms, covenants, agreements or conditions of this Lease or in the Building Rules and Regulations for a period of ten (10) days after written notice by Landlord;

                  (3)   The bankruptcy of Tenant;

                  (4) Tenant making an assignment for the benefit for creditors;

                  (5) A receiver or trustee being appointed for Tenant or a substantial portion of Tenant's assets;

                  (6) Tenant's voluntary petitioning for relief under, or otherwise seeking the benefit of, any bankruptcy, reorganization, arrangement or insolvency law;

                  (7) Tenant's deserting, vacating or abandoning any substantial portion of the Premises or attempting to mortgage or pledge or otherwise encumber in any way its interest hereunder;

                  (8) Tenant's interest under this Lease being sold under execution or other legal process;

                  (9) Tenant's interest under this Lease being modified or altered by an unauthorized assignment or subletting or by operation of law;

                  (10) Any of the goods or chattels of Tenant used in, or incident to, the operation of Tenant's business in the Premises being seized, sequestered, or impounded by virtue of, or under authority of, any legal proceeding.

                  (11) Tenant's failure to pay timely the Rent, Additional Rent, or any other sums payable hereunder when due for two (2) consecutive months or for a total of four (4) months in any lease or calendar year, no notice whatsoever to be due Tenant from Landlord;

                  (12) Tenant's failure to operate continuously during normal business hours from the Premises in a fully staffed, fully equipped manner and/or as contemplated by Section 1(d) of this Lease; or

                  (13) Tenant's failure to take occupancy of the Premises when same is tendered by Landlord to Tenant, unless Rent has been prepaid to cover the applicable period of non-occupancy.

      (b) In the event of any of the foregoing happenings, Landlord, at its election, may exercise any one or more of the following options, the exercise of any of which shall not be deemed to preclude the exercise of any others herein listed or otherwise provided by statute or general law at the same time or in subsequent times or actions;

                  (1) Terminate Tenant's right to possession under the lease and re-enter and retake possession of the Premises and relet or attempt to relet the Premises on behalf of Tenant at such rent and under such terms and conditions as Landlord may deem best under the circumstances for the purpose of reducing Tenant's liability. Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain liable for all Rent, Additional Rent, or other sums due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of the Lease.

                  (2) Declare this Lease to be terminated, ended and null and void, and re-enter upon and take possession of the Premises whereupon all right, title and interest of Tenant in the Premises shall end.

                  (3) Accelerate and declare the entire remaining unpaid Rent and Additional Rent for the balance of this Lease to be immediately due and payable forthwith, and may, at once, take legal action to recover and collect the same.

      (c) No re-entry or retaking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent or other monies due to Landlord hereunder or of any damages accruing to Landlord by reason of the violations of any of the terms, provisions, and covenants herein contained. Landlord's acceptance of Rent or Additional Rent or other monies following any event of default hereunder shall not be construed as Landlord's waiver of such event of default. No forbearance by Landlord of action upon any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. Legal actions to recover for loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession or reletting and any repairs or remodeling undertaken by Landlord following repossession.

      (d) The parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of, or in any way connected with, this Lease, the relationship of landlord and tenant, Tenant's use or occupancy of the Premises and/or Building, and/or claim or injury or damage. In the event Landlord commences any proceeding to enforce this Lease or the landlord/tenant relationship between the parties or for non-payment of Rent (of any nature whatsoever) or additional monies due Landlord from Tenant under this Lease, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. In the event Tenant must, because of applicable court rules, interpose any counterclaim or other claim against Landlord in such proceedings, Landlord and Tenant covenant and agree that, in addition to any other lawful remedy of Landlord, upon motion of Landlord, such counterclaim or other claim asserted by Tenant shall be severed out of the proceedings instituted by Landlord (and, if necessary, transferred to a court of different jurisdiction), and the proceedings instituted by Landlord may proceed to final judgment separately and apart from and without consolidation with or reference to the status of each counterclaim or any other claim asserted by Tenant.

      (e) The parties hereto agree that any and all suits for any and every breach of this Lease shall be instituted and maintained only in those courts of competent jurisdiction in the county or municipality in which the Building is located. In the event it shall become necessary (as determined by Landlord) for Landlord at any time to institute or defend any legal action or proceedings of any nature for the enforcement of, or as regards, this Lease, or any of the provisions hereof, or any of its statutory or common law rights as concern Tenant, or to employ an attorney therefor, Tenant agrees to pay all court costs and reasonable attorneys' and paralegal' fees (whether incurred in court, out of court, on appeal or in bankruptcy or administrative proceedings) incurred by Landlord.

21. CONTRACTUAL LANDLORD'S LIEN.

      (a) Landlord shall have, at all times, a valid security interest to secure payment of all Rent, Additional Rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereinafter be situated in the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in Rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all of the covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant. In consideration of this Lease, upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant situated on or in the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Section 37 dealing with "Notices" in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' and paralegals' fees (whether incurred in court, out of court, on appeal or in bankruptcy or administrative proceedings) and other expenses) shall, be applied as a credit against the indebtedness secured by that security interest granted in this Section 21. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interests of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Florida.

      (b) So long as Tenant is not in default of this Lease, if Tenant requests Landlord to subordinate the lien granted herein to the lien of a lender providing financing to Tenant related to Tenant's business at the Premises, Tenant shall provide such information as Landlord may reasonably require concerning the financing and lender to which Landlord's lien would become subordinate, and Landlord shall not unreasonably withhold its consent to such subordination.

22. SUBORDINATION; ESTOPPEL CERTIFICATES. In consideration of the execution of this Lease by Landlord, Tenant accepts this Lease subject to any deeds of conveyance and any deeds of trust, master leases, security interests or mortgages and all renewals, modifications, extensions, consolidations and replacements of the foregoing which might now or hereafter constitute a lien upon the Building (or the land upon which it is situated) or improvements therein or thereon or upon the Premises and to zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the property. Although no instruments or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant shall, nevertheless, for the purpose of confirmation at any time hereafter, on demand in the form(s) prescribed by Landlord, execute any instruments, estoppel certificates, release or other documents that may be requested or required by any purchaser or any holder of any superior interest for the purposes of subjecting and subordinating this Lease to such deed or conveyance or to the lien of any such deed of trust, master lease, security interest, mortgage, or superior interest. Tenant hereby appoints Landlord attorney-in-fact, irrevocably, to execute and deliver any such instrument or document for Tenant should Tenant fail or refuse to do so within ten (10) days of Landlord's written request for such instrument or document. In the event the Building is sold or subjected to foreclosure proceedings, Tenant shall attorn to the purchaser and recognize same as Landlord under this Lease. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser at any such foreclosure or to the grantee of a deed in lieu of foreclosure and recognize such purchaser or grantee as Landlord under this Lease.

23. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer(s) of Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, and Tenant agrees to attorn to the transferee.

24. QUIET ENJOYMENT. Provided Tenant has fully, duly and timely performed all of the terms, covenants, agreements and conditions of this Lease on its part to be performed, including the payment of Rent and all other sums due hereunder, Tenant shall peacefully and quietly hold and enjoy the Premises, except as described in Section 22 above, against Landlord and all persons claiming by, through or under Landlord, for the Term herein described, subject to the provisions and conditions of this Lease.

25. INTENTIONALLY LEFT BLANK.

26. CONSTRUCTION LIENS.

      (a) Tenant is prohibited from making, and agrees not to make, alterations in the Premises, except as permitted by Section 14, and Tenant will not permit any construction lien or liens to be placed upon the Premises or the Building or improvements thereon during the Term hereof caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien Tenant will promptly pay same. If default in payment thereof shall continue for ten (10) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege, at Landlord's option, of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses, interest, and reasonable attorneys' and paralegals' fees (whether incurred in court, out of court, on appeal or in bankruptcy or administrative proceedings), shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor, together with interest per annum at the maximum rate permitted by law until repaid, and if not so paid within ten (10) days of the rendition of such bill shall constitute a default under Section 20 hereof.

      (b) The interest of Landlord shall not be subject to liens for improvements made by Tenant in and to the Premises. Tenant shall notify every contractor making such improvements of the provision set forth in the preceding sentence of this paragraph. The parties agree, should Landlord so request, to execute, acknowledge and deliver, without charge to the other, a Short Form Lease in recordable form in accordance with Chapter 713, Florida Statutes, containing a confirmation that the interest of Landlord shall not be subject to liens for improvements made by Tenant to the Premises.

27. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, theft, fire, public enemy, injunction, insurrection, court order, requisition of other governmental body or authority, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

28. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

29. HOLDING OVER. The failure of Tenant to surrender the Premises on the date provided herein for the expiration of the Term of this Lease (or at the time the Lease may be terminated otherwise by Landlord), and the subsequent holding over by Tenant, with or without the consent of Landlord, shall result in the creation of a tenancy at will at double the Rent and Additional Rent payable at the time of the date provided herein for the expiration of this Lease or at the time the Lease may be terminated otherwise by Landlord. This provision does not give Tenant any right to hold over at the expiration of the Term of this Lease, and shall not be deemed, the parties agree, to be a renewal of the Lease Term, either by operation of law or otherwise.

30. INTENTIONALLY LEFT BLANK.

31. RENT A SEPARATE COVENANT. Tenant shall not for any reason withhold or reduce Tenant's required payments of Rent and other charges provided in this Lease, it being expressly understood and agreed by the parties that the payment of Rent and Additional Rent is a contractual covenant by Tenant that is independent of the other covenants of the parties hereunder.

32. JOINT AND SEVERAL LIABILITY. If two or more individuals, corporations, partnerships, or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay Rent and perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if Tenant, is a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such member shall be joint and several.

33. ABSENCE OF OPTION. The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease shall become effective only upon execution and delivery thereof by Landlord.

34. CORPORATE TENANCY. If Tenant is a corporation, the undersigned officer of Tenant hereby warrants and certifies to Landlord that Tenant is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto. Landlord, before it accepts and delivers this Lease, may require Tenant to supply it with a certified copy of the corporate resolution authorizing the execution of this Lease by Tenant. If Tenant is a corporation (other than one whose shares are regularly and publicly traded on a recognized stock exchange), Tenant represents that the ownership and power to vote its entire outstanding capital stock belongs to and is vested in the officer or officers executing this Lease or members of his, her or their immediate family. If there shall occur any change in the ownership of and/or power to vote the majority of the outstanding capital stock of Tenant, whether such change of ownership is by sale, assignment, bequest, inheritance, operation of law or otherwise, without the prior written consent of Landlord, then Landlord shall have the option to terminate this Lease upon thirty (30) days' written notice to Tenant. Furthermore, Tenant shall have an affirmative obligation to notify immediately Landlord of any such change.

35. BROKERAGE COMMISSION. Tenant warrants that there are no claims for broker's commissions or finder's fees in connection with its execution of this Lease, except that which may be due to Delma Realty Services, Inc., and Vector Realty & Management, Inc. (which Landlord agrees to pay), and agrees to indemnify and save Landlord harmless from any liability that may arise from any such claim, including reasonable attorneys' and paralegals' fees (whether incurred in court, out of court, on appeal or in bankruptcy or administrative proceedings).

36. LANDLORD'S DEFAULT. Landlord shall in no event be charged with default in the performance of any of its obligations under this Lease unless and until Landlord shall have failed to perform such obligations within thirty (30) days (or within such additional time as is reasonably required to remedy any such default) after written notice to Landlord by Tenant properly specifying and detailing the particulars of wherein and whereby Tenant claims Landlord has failed to perform such obligations. No default by Landlord under this Lease shall give

Tenant the right to terminate this Lease or withhold or otherwise abate Rent, Additional Rent or any sums payable by Landlord to Tenant under this Lease. If the holder of the first mortgage covering the Premises shall have given prior written notice to Tenant that it is the holder of such first mortgage and such notice includes the address at which notices to such mortgagee are to be sent, then Tenant shall give such mortgagee notice simultaneously with any notice given to Landlord to correct any default of Landlord as hereinabove provided. Such mortgagee shall have the right within thirty (30) days (or within such additional time as is reasonably required to correct any such default) after receipt of such notice to correct or remedy such default before Tenant may take any action under this Lease by reason of such default. Any notice of default given Landlord by Tenant shall be null and void unless simultaneous notice has been given by Tenant to said first mortgagee.

37. NOTICES. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered or given when (a) actually received or
(B) signed for or "refused" as indicated on the postal service return receipt. Delivery may be by personal delivery or by United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they may hereafter specify by written notice delivered in accordance herewith:

            LANDLORD:         CITY CENTER ASSOCIATES, LTD.
                              c/o Delma Realty Services, Inc.
                              100 2nd Avenue South, Suite 201S
                              St. Petersburg, Florida 33701

                              With a copy to:

                              Delma Properties, Inc.
                              444 Madison Avenue, 12th Floor
                              New York, New York 10022

            TENANT:           100 2nd Avenue South, Suite 1100
                              St. Petersburg, Florida 33701

                              With a copy to:
                              Dan Brandano
                              336 4th Avenue North
                              Tierra Verde, Florida 33715-1727

38. INSURANCE.

            (a) Tenant shall not conduct or permit to be conducted any activity, or place any equipment, materials or other items in, on or about the Premises or the Building, which will in any way increase the rate of fire or liability or casualty insurance on the Building. Should Tenant fail to comply with the foregoing covenant on its part to be performed, Tenant shall reimburse Landlord for such increased amount upon written demand therefor from Landlord, the same to be considered Additional Rent payable hereunder.

            (b) Tenant shall, at Tenant's sole expense, obtain and keep in force at all times during the Term of this Lease, comprehensive general liability insurance, including property damage on an occurrence basis, with limits of not less than One Million Dollars ($1,000,000.00) combined single limit, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Fire legal liability insurance in an amount of not less than $50,000.00 shall also be obtained and kept in force during the Term of this Lease at Tenant's expense. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy, provided an endorsement naming Landlord as an additional insured is attached thereto.

            (c) To the extent that such coverage is available in normal commercial insurance markets, Tenant shall maintain insurance upon Tenant's trade fixtures, merchandise and personal property in the Premises in an amount not less than one hundred percent (100%) of their full replacement cost, which insurance shall provide protection against perils included within the standard Florida form of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. Tenant shall maintain insurance against such other perils and in such amounts as Landlord may in writing from time to time require.

            (d) All insurance policies required to be obtained and maintained under this Lease shall be with a company or companies licensed to issue the relevant insurance, licensed to do business in the State of Florida, and reasonably acceptable to Landlord. Such insurance company or companies shall each have a policyholder's rating of no less than "A" in the most recent edition of Best Insurance Reports. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) day's prior written notice to Landlord. Landlord shall receive written evidence of insurance upon request. All policies of insurance maintained by Tenant shall be in a form and, shall have a substance, acceptable to Landlord with satisfactory evidence that all premiums have been paid. Tenant agrees not to violate knowingly or permit to be violated any of the conditions or provisions of the insurance policies required to be furnished hereunder, and agrees to promptly notify Landlord of any fire or other casualty. If Tenant fails to procure and maintain insurance as required hereunder, Landlord may do so, and Tenant shall, on written demand, as Additional Rent, reimburse Landlord for all monies expended by Landlord to procure and maintain such insurance.

            (e) Tenant hereby waives and releases Landlord of and from any and all liabilities, claims and losses for which Landlord is or may be held liable to the extent Tenant receives insurance proceeds on account thereof.

            (f) Upon Landlord's written request for same, Tenant will provide Landlord with written evidence of Tenant's compliance with its obligations under this Section 38.

39. RECORDING. This Lease shall not be recorded without Landlord's prior written consent.

40. STATUTORILY MANDATED NOTIFICATION. As required by F.S. 404.056(8), Landlord notifies Tenant as follows: "RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

41. NON-DISCLOSURE. Tenant agrees that it will not divulge or disclose to third parties the terms, provisions and conditions of this Lease; provided, however, that Tenant may disclose the Lease to its attorneys. accountants and other similar professional consultants. Tenant's breach of this Section 41 shall constitute a default under Section 20 of this Lease, no curative notice to Tenant from Landlord being required.

42. HAZARDOUS MATERIALS.

            (a) Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Building by Tenant, its agents, principals, employees, assigns, sublessees, contractors, consultants or invitees without the prior written consent of Landlord, which consent may be withheld for any reason whatsoever or for no reason at all. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises or around the Building caused or permitted by Tenant (or the aforesaid others) results in (a) any contamination of the Premises, the Building, the surrounding area(s), the soil or surface or ground water or (b) loss or damage to person(s) or property, or if contamination of the Premises or the Building or the surrounding area(s) by Hazardous Material otherwise occurs for which Tenant is legally, actually or factually liable or responsible to Landlord (or any party claiming, by through or under Landlord) for damages, losses, costs or expenses resulting therefrom, then Tenant shall be solely responsible for all costs, expenses and amounts required to remediate, clean up and correct such matter and Tenant shall further fully and completely indemnify, defend and hold harmless Landlord (or any party claiming by, through or under Landlord) from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses [including, without limitation:
                  (i) diminution in the value of the Premises and/or the Building and/or the land on which the Building is located and/or any adjoining area(s) which Landlord owns or in which it holds a property interest; (ii) damages for the loss or restriction on use of rentable or usable space of any amenity of the Premises, the Building or the land on which the Building is located; (iii) damages arising from any adverse impact on marketing of space; and (iv) any sums paid in settlement of claims, reasonable attorneys and paralegals' fees, (whether incurred in court, out of court, on appeal or in bankruptcy or administrative proceedings) consultants fees and expert fees] which arise during or after the Term of this Lease, as may be extended, as a consequence of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation or site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or the Building.

            (b) Without limiting the foregoing, if the presence of any Hazardous Material on, under or about the Premises, the Building or the surrounding area(s) caused or permitted by Tenant (or the aforesaid others) results in (a) any contamination of the Premises, the Building, the surrounding area(s), the soil or surface or ground water or (b) loss or damage to person(s) or property, then Tenant shall immediately notify Landlord of any contamination, claim of contamination, loss or damage and, after consultation and approval by Landlord, take all actions at Tenant's sole expense as are necessary or appropriate to return the Premises, the Building, the surrounding area(s) and the soil or surface or ground water to the condition existing prior to the introduction of any such Hazardous Material thereto, such that the contaminated areas are brought into full compliance with all applicable statutory regulations and standards. The foregoing obligations and responsibilities of Tenant shall survive the expiration or earlier termination of this Lease.

            (c) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law. "Hazardous Material" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to local, state or federal governmental law.

                  "Hazardous substance" includes, but is not restricted to, asbestos, polychlorobiphenyls ("PCB's"), petroleum, any and all material or substances which are classified as "biohazardous" or "biological waste" (as such terms are defined by Florida Administrative Code ("F.A.C.") Chapter 17-712, as amended from time to time), and extremely "hazardous waste" or "hazardous substance" pursuant to federal, state or local governmental law.

            (d) Landlord and its agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the terms of this Lease. If Tenant is not in compliance with this Lease, Landlord shall have the right to immediately enter upon the Premises to remedy at Tenant's expense any contamination caused by Tenant's failure to comply, notwithstanding any other provision of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business, but shall not be liable for any interference caused thereby.

            (e) Any non-compliance by Tenant with its duties, responsibilities and obligations under this Section 42 shall be an "automatic" (no notice of any nature from Landlord to Tenant being required) default of this Lease (see Section 20).

43. RENT TAX. Tenant shall pay and be liable for all rental, occupancy, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, in connection with this Lease and/or any payments due by Tenant to Landlord pursuant to this Lease, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the Rent, Additional Rent, operating expenses or other charge upon which the tax is based as set forth above.

44. EXHIBITS; AMENDMENTS. All Exhibits attached to this Lease are hereby incorporated into this Lease by this reference as if fully written herein. This Lease, including the attached Exhibits, contains the entire agreement between the parties hereto and may not be altered, changed or amended, except by written instrument signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the provisions hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representative, except as otherwise herein expressly provided.

45. FINANCIAL STATEMENTS. Within thirty (30) days after Landlord's request, Tenant and/or Guarantor(s) shall deliver to Landlord the current financial statements of Tenant and/or Guarantor(s), as applicable, and financial statements of the two (2) years prior to the current financial statements year, prepared by a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

46. LETTER OF CREDIT. As further guaranty for Tenant's performance of this Lease, Tenant shall, simultaneously with the execution of this Lease, deliver to Landlord an irrevocable standby letter of credit (the "LOC"), in form satisfactory to Landlord, issued by a financial institution acceptable to Landlord, meeting the following requirements:

            (a) Amount of LOC. The total face value of the LOC at the execution of this Lease shall be $150,000.00. Provided Tenant shall at all times have timely paid all Rent, Additional Rent and other charges due under the Lease and Tenant shall not have otherwise defaulted under the terms of this Lease, on each anniversary of the Commencement Date starting with the anniversary one year after the Commencement Date, the total face value of the LOC may be reduced by $30,000.00; i.e., on the first anniversary of the Commencement Date, the total face value of the LOC may be reduced to $120,000.00; on the anniversary two years after the Commencement Date, the total face value of the LOC may be reduced to $90,000.00; on the third anniversary of the Commencement Date, the total face value of the LOC may be reduced to $60,000.00; and on the fourth anniversary of the Commencement Date, the total face value of the LOC may be reduced to $30,000.00. If Tenant shall have failed to timely pay Rent, Additional Rent or other charges due under the Lease or Tenant shall have otherwise defaulted under the Lease, then no reduction of the LOC shall be permitted thereafter, and Tenant shall be obligated to keep the LOC in that current face value in place for the balance of the Term of this Lease.

            (b) Terms of LOC. Any LOC to be provided hereunder shall comply with the following:

                  (1)   The LOC shall be payable to Landlord;

                  (2) The LOC shall be issued by a banking institution acceptable to Landlord and shall be irrevocable after issue;

                  (3) The LOC shall be in a principal amount no less than the total face amount described in paragraph a above;

                  (4) Landlord's access to the funds of the LOC shall be conditioned only upon Tenant's default under the Lease (not cured within applicable time limits, if any), and access shall be available upon written notice by Landlord to the issuer of the LOC of an uncured default under the Lease by Tenant;

                  (5) If the LOC shall have a term which expires prior to the expiration of this Lease, then Tenant shall have the continuing obligation to renew the LOC, and to provide Landlord evidence acceptable to Landlord of such renewal, at least sixty (60) days prior to the LOC's expiration date and any renewal expiration dates thereafter, it being the intention of Tenant and Landlord that the LOC shall be in full force for the entire Term of this Lease, unless the obligation to provide a LOC is released pursuant to the terms of this
                        Section 46.

                  (6) Upon renewal of the LOC from time to time, the principal amount thereof may be reduced to an amount no less than the amount as permitted in paragraph (a) above.

                  (7) At any time after an LOC has been delivered, Tenant may substitute a new LOC for the existing LOC, so long as the new LOC complies with the requirements of this
                        Section 46.

                  (8) The failure of Tenant to timely renew the LOC or to timely provide Landlord evidence thereof shall constitute a default under the Lease pursuant to Section 20(a)(2) of this Lease.

47. RIGHT OF REFUSAL.

            (a) So long as Tenant shall not be in default under the terms of this Lease, and subject to the other terms and conditions of this Section, Tenant shall have a one-time Right of Refusal to preempt a lease to a third person of all or any portion of the remaining space on the eleventh floor of the south tower of the Building (the "Remaining Space"). Such Right of Refusal shall be subject to any and all rights currently existing in favor of any other tenant as of the effective date of this Lease.

            (b) If Landlord receives a bona fide offer to lease all or a portion of the Remaining Space from any prospective tenant, Landlord shall deliver a notice to include all material terms and conditions of such offer to Tenant, and Tenant shall have ten (10) business days to exercise its Right of Refusal to such space. Tenant shall exercise its Right of Refusal by timely giving Landlord notice that Tenant shall lease such space under the same terms and provisions as those included in the offer from the third party, including Rent, Term and tenant improvement allowance, if any, and the parties shall enter into a modification of this Lease to incorporate the new space into this Lease within thirty (30) days after giving Landlord its notice exercising Tenant's Right of Refusal, the effective date of the occupancy of such new space to be mutually agreed by the parties.

            (c) In the event Tenant shall decline its Right of Refusal, or it shall not timely exercise its Right of Refusal, or it shall have timely exercised its Right of Refusal, but shall not timely enter into a modification of this Lease as required by Paragraph (b) above, then the Right of Refusal shall terminate as to the portion of the Remaining Space included in the offer from the third party, so long as Landlord shall enter into a lease agreement for that portion of the Remaining Space in accordance with the offer from such third party.

48. EXTENSION OPTION.

            (a) Provided that Tenant reasonably complies with the terms and conditions contained in this Section 48, Tenant may extend the term of this Lease for one (1) additional five (5) year period beyond the end of the Lease by written notice of its election to do so, given to Landlord not later than ninety (90) days prior to the expiration of the Term. The extended term of the Lease shall be on all the terms and conditions of the Lease applicable at the expiration of the Term of the Lease, except for the amount of Rent, which Tenant covenants and agrees to pay as follows:

                  (1) the rental rate for the five (5) year renewal term shall be equal to the fair market value for rental of similar space in similar buildings located in the downtown St. Petersburg area as of the first day of the renewal Term.

            (b) Tenant shall have no further right to extend the terms of the Lease except as provided for herein. Tenant shall not have any rights to extend the term of the Lease under this Section 48 if (i) Tenant has failed to perform its obligations under the Lease or has otherwise defaulted under the initial term of this Lease or any renewal thereof, and which has not been cured within the applicable curative period provided herein, or (ii) the event of default exists on the expiration date of the initial Term or any renewal term thereof, or on the date which Tenant gives notice of its intent to exercise its renewal option, and which default has not been cured within the applicable curative period provided herein; it being the parties' agreement that items (i) and (ii) in this Paragraph
                  (b) are express conditions precedent to Tenant's right to any extension option contained in this Section 47.

            (c) The net fair market value for rental of similar space in the marketplace contemplated by subparagraph (a) above shall be determined by mutual agreement of the parties. The phrase net fair market value as used in this Lease shall mean the annual amount per rentable square foot that landlords have accepted in current transactions between non-affiliated parties from renewal, non-sublease, non-expansion, and non-equity tenants for comparable space in comparable buildings in the downtown St. Petersburg area, for a comparable period of time. In any determination of net fair market value, appropriate consideration shall be given to the annual rental rates per rentable square foot, the standard of measurement by which the rentable square footage is measured, the ratio of rentable square feet to usable square feet, dollar amount expense stop, length of lease term, size and location of premises being leased, similar signage rights granted under this Lease, and other generally applicable conditions of tenancy for such comparable transactions but ignoring and not giving any consideration to the presence or absence of the brokerage commission. The intent is that Tenant will obtain the same rent and other economic benefits that landlords would otherwise have given tenants in comparable transactions and that Landlord will make, and receive, the same economic payments and concessions that landlords would otherwise make to tenants in comparable transactions. The value so determined shall be in writing and signed by the parties more than six
                  (6) months prior to the commencement of an option or renewal term. If the parties cannot agree on such value prior to such six (6) month period, then Landlord shall, at its sole cost, engage a qualified real estate appraiser of Landlord's choice with a MAI designation who shall, no later than five (5) months prior to the expiration of the Term, determine the value of the fair market rental of the Premises.

                  The parties agree that the value so determined by such appraiser shall be the value for the purposes of the extension of this Lease.

      The parties acknowledge that they have read this Lease (to include its Exhibits and attachments) in its entirety, that they are familiar with all of the terms, covenants, provisions and conditions set forth therein and that there are no other representations, undertakings, warranties or agreements concerning this Lease which do not appear in writing therein. The parties further acknowledge that the terms and provisions contained within this Lease have been fully, freely and fairly negotiated by and between them and shall not be construed against either party as the drafter of this Lease.

      IN WITNESS WHEREOF, the undersigned authorities have hereunto executed this Lease, effective on the day and year first above written.

Signed, sealed and delivered
in the presence of:

                                          TENANT:

                                          AFFINITY INTERNATIONAL TRAVEL
                                          SYSTEMS, INC., a Nevada Corporation

/s/ Gerard J. LaMontagne                  By:   D.G. Brandano
--------------------------------------          --------------------------------
Print Name:  Gerard J. LaMontagne         Print Name: D.G. Brandano
           ---------------------------                --------------------------
                                          Its: C.E.O.
                                               ---------------------------------
/s/ Rodney A. Schoemann
--------------------------------------
Print Name:  Rodney A. Schoemann
             -------------------------

                                          LANDLORD:

                                          CITY CENTER ASSOCIATES,  LTD., a
                                          Florida Limited Partnership

                                          By Its General Partner:

                                          DELMA CITY CENTER CORP., a
                                          Delaware Corporation

/s/ Suzanne Milana                        By:   /s/ Patrick D. Barrett
--------------------------------------          --------------------------------
Print Name:  Suzanne Milana                     PATRICK D. BARRETT
             -------------------------          Its Executive Vice President

/s/ Maria Diaz
--------------------------------------
Print Name:  Maria Diaz
             -------------------------

                                   EXHIBIT "A"
                               TO LEASE AGREEMENT
                                     BETWEEN
                    CITY CENTER ASSOCIATES, LTD. ("LANDLORD")
                                       AND
             AFFINITY INTERNATIONAL TRAVEL SYSTEMS, INC. ("TENANT")
                               DATED May 27, 1999


49. FLOOR PLAN

                                   EXHIBIT "B"
                               TO LEASE AGREEMENT
                                     BETWEEN
                    CITY CENTER ASSOCIATES, LTD. ("LANDLORD")
                                       AND
             AFFINITY INTERNATIONAL TRAVEL SYSTEMS, INC. ("TENANT")
                               DATED May 27, 1999


                             LEASEHOLD IMPROVEMENTS


            Landlord shall provide Tenant an allowance in the amount of $108,150.00 ($10.00 per rentable square foot in the Premises) (the "Tenant Allowance"). Landlord shall make all renovations, alterations and improvements to the Premises in accordance with tenant renovation plan attached to this Exhibit "B" (the "Initial Improvements"). Landlord shall be solely responsible for providing all services, materials, labor, permits, architectural and engineering services, construction drawings and mechanical/electrical drawings, construction management and construction management fees, and all other items to make the Initial Improvements, and shall bear all cost associated with such renovation, alteration and improvement not to exceed the Tenant Allowance. Any and all costs or renovation, alteration and improvement of the Premises in excess of the Tenant Allowance shall be paid by Tenant prior to commencement of construction and immediately upon presentation of an invoice therefor by Landlord, and in all events prior to the commencement of construction. Any portion of the Tenant Allowance not expended for construction of the Initial Improvements shall be paid to Tenant upon completion of such construction, and the cost of all further renovations, alterations or improvements to the Premises thereafter shall be the sole obligation of Tenant, and shall be performed in accordance with the further requirements of the Lease.

                                   EXHIBIT "C"
                               TO LEASE AGREEMENT
                                     BETWEEN
                    CITY CENTER ASSOCIATES, LTD. ("LANDLORD")
                                       AND
             AFFINITY INTERNATIONAL TRAVEL SYSTEMS, INC. ("TENANT")
                               DATED May 27, 1999


                         BUILDING RULES AND REGULATIONS

      The following Building Rules and Regulations have been adopted by Landlord for the care, protection and benefit of the Premises and the Building and for the general comfort and welfare of all tenants.

      1. The sidewalks, entrances, passages, halls, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress and egress to and from the Building and Tenant's Premises.

      2. Restroom facilities, water fountains, and other water apparatus shall not be used for any purpose other than those for which they were constructed.

      3. Landlord reserves the right to designate the time when freight, furniture, goods, merchandise and other articles may be brought into, moved or taken from Tenant's Premises or the Building.

      4. Tenant shall not put additional locks or latches upon any door without the prior written discretionary consent of Landlord. Any and all locks so added on any door shall remain for the benefit of Landlord, and the keys to such locks shall be delivered to Landlord by and from Tenant.

      5. Landlord shall not be liable for injuries, damage, theft, or other loss, to persons or property that may occur upon, or near any parking areas that may be provided by Landlord. Tenant, its agents, employees, and invitees are to use same at their own risk, Landlord to provide no security with respect thereto. The driveways, entrances, and exits upon, into and from such parking areas shall not be obstructed by Tenant, Tenant's employees, agents, guests, or invitees. Tenant, its employees, agents, guests and/or invitees shall not park in space(s) that are identified as reserved for others.

      6. Tenant shall not install in the Premises any heavy equipment or fixtures or permit any concentration of excessive weight in any portion thereof without first having obtained Landlord's written consent.

      7. Landlord reserves the right at all times to exclude newsboys, loiterers, vendors, solicitors, and peddlers from the Building and to require registration or satisfactory identification or credentials from all persons seeking access to any part of the Building outside ordinary business hours. Landlord will exercise its best judgment in the execution of such control but will not be liable for the granting or refusal of such access.

      8. Landlord reserves the right at all times to exclude the general public from the Building upon such days and at such hours as in Landlord's sole judgment will in the best interest of the Building and its tenants.

      9. No wires of any kind or type (including but not limited to T.V. and radio antennas) shall be attached to the outside of the Building and no wires shall be run or installed in any part of the Building without Landlord's prior written consent.

      10. If the Premises are furnished with carpeting, Tenant shall provide a plexiglass or comparable carpet protection mat for each desk chair customarily used by Tenant. For default or carelessness in these respects, Tenant shall pay Landlord the cost of repairing or replacing said carpet, in whole or in part, as Additional Rent when, in Landlord's sole judgment, shall repair or replacement is necessary.

      11. Landlord shall furnish a reasonable number of door keys to Tenant's Premises and/or the Building which shall be surrendered on termination or expiration of the Lease. Landlord reserves the right to require a deposit for such keys to insure their return at the termination or expiration of the Lease. Tenant shall get keys only from Landlord and shall not obtain duplicate keys from an outside source. Further, Tenant shall not alter the locks or effect any substitution of such locks as are presently being used in Tenant's Premises or the Building.

      12. Tenant shall keep all doors to Premises closed at all times except for ingress and egress to the Premises.

      13. All installations in the Common Telephone/Electrical Equipment Rooms shall be limited to terminal boards and connections. All other electrical equipment must be installed within Tenant's Premises.

      14. It is expressly understood and agreed that any items of any nature whatsoever placed in Common Areas (i.e., hallways, restrooms, elevators, parking garage, storage areas and equipment rooms) are placed at Tenant's sole risk and Landlord assumes no responsibility whatsoever for any loss or damage as regards same.


                                       37